EXHIBIT 77(c)


                          TRANSAMERICA INVESTORS, INC.

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

At a special meeting of shareholders of Transamerica Premier Balanced Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Diversified Equity Fund Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica High Yield Bond Fund, Transamerica Premier Institutional Bond Fund, Transamerica Premier Diversified Equity Fund, Transamerica Institutional Equity Fund and Transamerica Institutional Small Cap Value Fund held on February 25, 2008, the results of the Proposals were as follows:

Proposal I:       To elect a new Board of Directors

    -------------------------------------------------------------------
                               For                Withheld
    -------------------------------------------------------------------
    Sandra N. Bane             116,557,535.071    7,934,685.595
    -------------------------------------------------------------------
    John K. Carter             116,562,111.361    7,986,109.305
    -------------------------------------------------------------------
    Leo J. Hill                116,557,249.395    7,954,971.271
    -------------------------------------------------------------------
    Neal M. Jewell             116,388,477.000    8,123,743.666
    -------------------------------------------------------------------
    Russell A. Kimball, Jr.    116,541,904.979    7,970,315.687
    -------------------------------------------------------------------
    Eugene M. Mannella         116,493,216.976    8,019,003.690
    -------------------------------------------------------------------
    Norm R. Nielsen            115,764,280.717    8,747,939.949
    -------------------------------------------------------------------
    Joyce Galpern Norden       116,403,285.049    8,108,935.617
    -------------------------------------------------------------------
    Patricia L. Sawyer         116,572,264.422    7,939,956.244
    -------------------------------------------------------------------
    John W. Waechter           116,565,108.944    7,947,111.672
    -------------------------------------------------------------------

Proposal II:      To approve a new Investment Advisory Agreement with
                  Transamerica Fund Advisors, Inc. ("TFAI")

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,870,650.456       124,123.110        398,639.530       2,497,624.956
Transamerica Premier Cash Reserve Fund        49,451,924.085     2,742,256.450      1,797,558.125       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,331,930.489        42,355.220        696,256.998         983,311.910
Transamerica Premier Equity Fund              18,630,000.272       499,299.141        923,552.793       5,092,363.967
Transamerica Premier Focus Fund                2,175,682.237        51,604.693         97,565.750         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,792,503.449        39,853.346        295,367.295         340,587.228
Transamerica Premier High Yield Bond Fund      6,671,399.984       182,942.463        379,547.471         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,153,773.180       120,486.000          4,091.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

Proposal III.     To approve a new Investment Subadvisory Agreement between TFAI and Transamerica Investment Management, LLC.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,857,275.283       134,754.537        401,383.276       2,497,624.956
Transamerica Premier Cash Reserve Fund        49,187,575.051     2,669,402.866      2,098,760.743       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,337,211.215        41,985.342        691,346.150         983,311.910
Transamerica Premier Equity Fund              18,606,182.930       506,089.310        940,579.966       5,092,363.967
Transamerica Premier Focus Fund                2,172,793.088        55,468.641         96,590.951         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,792,538.547        39,439.785        295,745.758         340,587.228
Transamerica Premier High Yield Bond Fund      6,610,647.515       243,694.932        379,547.471         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,150,851.180       123,408.000          4,091.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

Proposal IV.      To vote on authorizing TFAI, with the approval of the
                  Board of Directors of the Corporation, to select and change investment subadvisers for each Fund and enter into investment subadvisory agreements for each Fund without obtaining the approval of shareholders.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,798,013.296       172,395.012        423,004.788       2,497,624.956
Transamerica Premier Cash Reserve Fund        47,920,690.851     4,260,727.959      1,774,319.850       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,329,999.104        48,969.209        691,574.394         983,311.910
Transamerica Premier Equity Fund              18,491,925.779       575,629.107        985,297.320       5,092,363.967
Transamerica Premier Focus Fund                2,160,910.765        67,320.169         96,621.746         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,766,729.136        62,611.901        298,383.053         340,587.228
Transamerica Premier High Yield Bond Fund      6,464,219.042       421,430.464        348,240.412         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.850              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,267,136.180         8,766.000          2,448.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

Proposal V.       To approve applicable changes to the fundamental investment policies relating to:

                  V.a.     Borrowing.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,821,292.757       160,171.626        411,948.713       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,056,931.570     4,403,728.963      1,495,078.127       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,329,669.110        43,341.522        697,532.075         983,311.910
Transamerica Premier Equity Fund              18,361,583.903       730,940.989        960,327.314       5,092,363.967
Transamerica Premier Focus Fund                2,163,021.120        61,622.490        100,209.070         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,763,527.161        66,246.054        297,950.875         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional
Equity Fund                                    4,258,962.180        14,943.000          4,445.000         449,044.000

                  V.b.     Senior Securities.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,826,609.732       154,920.551        411,883.173       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,177,381.370     4,249,743.594      1,528,613.696       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,328,448.753        45,635.906        696,458.048         983,311.910
Transamerica Premier Equity Fund              18,490,625.816       602,133.461        960,092.929       5,092,363.967
Transamerica Premier Focus Fund                2,168,839.538        56,625.643         99,387.499         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,778,329.809        52,296.560        297,097.721         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional
Equity Fund                                    4,270,758.180         3,501.000          4,091.000         449,044.000

                  V.c.     Senior Securities and Borrowing.

                                                                                                             Broker
Fund                                                     For             Against            Abstain         Non-Votes*
----                                                     ---             -------            -------         ----------

Transamerica Premier Institutional Bond Fund          117,492.849            .000             .000                N/A
Transamerica Premier Institutional Diversified
Equity Fund                                            50,214.580            .000             .000                N/A
Transamerica Premier Institutional Small Cap
Value Fund                                            114,296.442            .000             .000            853.000

                  V.d.     Underwriting.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,831,283.659       149,977.860        412,151.577       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,266,952.262     4,160,172.702      1,528,613.696       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,331,461.008        45,516.660        693,565.039         983,311.910
Transamerica Premier Equity Fund              18,439,160.221       648,846.671        964,845.314       5,092,363.967
Transamerica Premier Focus Fund                2,167,183.428        58,281.753         99,387.499         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,770,872.612        60,594.067        296,257.411         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,923.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,265,493.180         3,501.000          9,356.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

                  V.e.     Real Estate.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,831,075.756       153,879.954        408,457.386       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,352,829.932     4,079,093.222      1,523,815.506       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,330,513.025        46,734.159        693,295.523         983,311.910
Transamerica Premier Equity Fund              18,436,541.177       665,980.436        950,330.593       5,092,363.967
Transamerica Premier Focus Fund                2,166,126.511        59,024.272         99,701.897         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,765,274.129        66,981.333        295,468.628         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,262,796.180         5,844.000          9,710.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

                  V.f.     Lending.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,825,313.534       157,539.681        410,559.881       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,212,431.047     4,214,693.917      1,528,613.696       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,316,639.161        52,522.538        701,381.008         983,311.910
Transamerica Premier Equity Fund              18,379,175.438       711,098.743        962,578.025       5,092,363.967
Transamerica Premier Focus Fund                2,159,563.453        64,702.004        100,587.223         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,759,537.261        70,510.375        297,676.454         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,268,061.180         5,844.000          4,445.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.422              .000               .000             853.000

                  V.g.     Concentration.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,827,921.907       153,841.049        411,650.140       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,219,819.605     4,190,669.300      1,545,249.755       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,313,087.564        57,201.662        700,253.481         983,311.910
Transamerica Premier Equity Fund              18,428,469.982       658,611.391        965,770.833       5,092,363.967
Transamerica Premier Focus Fund                2,165,429.965        60,561.734         98,860.981         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,769,286.229        60,507.424        297,930.437         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,492.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,268,415.180         5,844,000          4,445,000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

                  V.h.     Commodities.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,834,246.544       153,054.057        406,112.495       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,226,566.056     4,213,312.833      1,515,859.771       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,326,106.014        48,497.489        695,939.204         983,311.910
Transamerica Premier Equity Fund              18,418,475.502       676,960.339        957,416.365       5,092,363.967
Transamerica Premier Focus Fund                2,167,874.554        58,117.145         98,860.981         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,768,556.942        62,869.412        296,297.736         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional Bond
Fund                                             117,942.849              .000               .000                 N/A
Transamerica Premier Institutional
Diversified Equity Fund                           50,214.580              .000               .000                 N/A
Transamerica Premier Institutional
Equity Fund                                    4,268,061.180         5,844.000          4,445.000         449,044.000
Transamerica Premier Institutional Small
Cap Value Fund                                   114,296.442              .000               .000             853.000

                  V.i.     Margin Activities.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,811,020.406       171,873.382        410,519.308       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,018,876.704     4,408,248.260      1,528,613.696       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,301,991.011        65,320.414        703,231.282         983,311.910
Transamerica Premier Equity Fund              18,335,401.216       742,782.416        974,668.574       5,092,363.967
Transamerica Premier Focus Fund                2,149,802.995        75,912.607         99,137.078         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,750,225.045        79,510.096        297,988.949         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional
Equity Fund                                    4,268,074.180         6,185.000          4,091.000         449,044.000

                  V.j.     Short Selling.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,815,436.010       165,880.647        412,096.439       2,497,624,956
Transamerica Premier Cash Reserve Fund        48,047,868.193     4,395,369.004      1,512,501.463       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,313,468.027        55,139.498        701,935.182         983,311.910
Transamerica Premier Equity Fund              18,335,477.032       752,359.320        965,015.854       5,092,363.967
Transamerica Premier Focus Fund                2,160,728.985        64,393.708         99,729.987         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,755,524.371        76,383.397        295,816.322         340,587.228
Transamerica Premier High Yield Bond Fund      6,574,222.988       286,031.529        373,635.401         174,293.000
Transamerica Premier Institutional
Equity Fund                                    4,270,758.180         3,501.000          4,091.000         449,044.000

                  V.k.     Diversification.

                                                                                                            Broker
Fund                                              For               Against            Abstain            Non-Votes*
----                                              ---               -------            -------            ----------

Transamerica Premier Balanced Fund             7,832,285.288       149,675.329        411,452.479       2,497,624.956
Transamerica Premier Cash Reserve Fund        48,120,754.688     4,289,734.217      1,545,249.755       3,504,694.000
Transamerica Premier Diversified Equity
Fund                                          10,323,668.182        50,862.643        696,011.882         983,311.910
Transamerica Premier Equity Fund              18,496,610.540       610,033.751        946,207.915       5,092,363.967
Transamerica Premier Focus Fund                2,165,683.064        59,174.094         99,995.522         750,081.197
Transamerica Premier Growth
Opportunities Fund                             2,772,935.673        58,323.645        296,464.772         340,587.228
Transamerica Premier High Yield Bond Fund      6,578,322.890       281,932.645        373,634.383         174,293.000
Transamerica Premier Institutional
Equity Fund                                    4,268,415.180         5,844.000          4,091.000         449,044.000

* Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.